Financing	9 Months Ended
Sep. 27, 2019
Debt Disclosure [Abstract]
Financing	FINANCING
The components of the Company’s debt were as follows ($ in millions):

September 27, 2019
Senior unsecured term loan facility due 2022 ($650.0 million aggregate principal amount) (the “Term Loan Facility”)	$648.6
Senior unsecured euro term loan facility due 2022 (€600.0 million aggregate principal amount) (the “Euro Term Loan Facility”)	655.6
Other	7.8
Total debt	1,312.0
Less: currently payable	7.5
Long-term debt	$1,304.5

Debt issuance and deferred financing costs totaled $2 million as of September 27, 2019 and have been netted against the aggregate principal amounts of the related debt in the components of the debt table above.
Long-Term Indebtedness
On September 20, 2019, the Company entered into a credit agreement (the “Credit Agreement”) with a syndicate of banks under which Envista borrowed approximately $1.3 billion, consisting of a three-year $650 million senior unsecured term loan facility (the “Term Loan Facility”) and a three-year €600 million senior unsecured term loan facility (the “Euro Term Loan Facility” together with the “Term Loan Facility,” the “Term Loans”). The Credit Agreement also includes a five-year, $250 million senior unsecured multi-currency revolving credit facility (the “Revolving Credit Facility” and together with the “Term Loan Facility” and “Euro Term Loan Facility,” the “Senior Credit Facilities”). Pursuant to the Separation Agreement,
all of the net proceeds of the Term Loans were paid to Danaher as partial consideration for the Dental business Danaher transferred to Envista, as further discussed in Note 1.
The Revolving Credit Facility includes an initial aggregate principal amount of $250 million with a $20 million sublimit for swingline loans and a $20 million sublimit for the issuance of standby letters of credit. The Company has the option to increase the amount available under the Revolving Credit Facility, subject to agreement by the lenders, by up to an additional $200 million in the aggregate. The Revolving Credit Facility can be used for working capital and other general corporate purposes. As of September 27, 2019, no borrowings were outstanding under the Revolving Credit Facility.
Under the Senior Credit Facilities, borrowings bear interest as follows: (1) Eurocurrency Rate Loans (as defined in the Credit Agreement) bear interest at a variable rate equal to the London inter-bank offered (“LIBOR”) rate plus a margin of between 0.785% and 1.625%, depending on (x) prior to receipt by the Company of a long-term debt credit rating, the Company’s Consolidated Leverage Ratio (as defined in the Credit Agreement) as of the last day of the immediately preceding fiscal quarter and (y) thereafter, the Company’s long-term debt credit rating; and (2) Base Rate Loans (as defined in the Credit Agreement) bear interest at a variable rate equal to (a) the highest of (i) the Federal funds rate (as published by the Federal Reserve Bank of New York from time to time) plus 0.50%, (ii) Bank of America’s “prime rate” as publicly announced from time to time and (iii) the Eurocurrency Rate (as defined in the Credit Agreement) plus 1.00%, plus (b) a margin of between 0.00% and 0.625%, depending on (x) prior to receipt by the Company of a long-term debt credit rating, the Company’s Consolidated Leverage Ratio as of the last day of the immediately preceding fiscal quarter and (y) thereafter, the Company’s long-term debt credit rating. In no event will Eurocurrency Rate Loans or Base Rate Loans bear interest at a rate lower than 0%. In addition, the Company is required to pay a per annum facility fee of between 0.09% and 0.225% (depending on (x) prior to receipt by the Company of a long-term debt credit rating, the Company’s Consolidated Leverage Ratio as of the last day of the immediately preceding fiscal quarter and (y) thereafter, the Company’s long-term debt credit rating) based on the aggregate commitments under the Revolving Credit Facility, regardless of usage.
The interest rates for borrowings under the Term Loan Facility and Euro Term Loan Facility were 3.5% and 1.2%, respectively, for the nine-month period ended September 27, 2019. The Company has entered into interest rate swap derivative contracts for the Term Loan Facility, as further discussed in Note 7. The Credit Agreement requires the Company to maintain a Consolidated Leverage Ratio of 3.75 to 1.00 or less and includes a provision that the maximum Consolidated Leverage Ratio will be increased to 4.25 to 1.00 for the four consecutive full fiscal quarters immediately following the consummation of any acquisition by the Company or any subsidiary of the Company in which the purchase price exceeds $100 million. The Credit Agreement also requires the Company to maintain a Consolidated Interest Coverage Ratio (as defined in the Credit Agreement) of at least 3.00 to 1.00. The Credit Agreement contains customary representations, warranties, conditions precedent, events of default, indemnities and affirmative and negative covenants, including covenants that, among other things, limit or restrict the Company’s and/or the Company’s subsidiaries ability, subject to certain exceptions and qualifications, to incur liens or indebtedness, merge, consolidate or sell or otherwise transfer assets, make dividends or distributions, enter into transactions with the Company’s affiliates and use proceeds of the debt financing for other than permitted uses. The Credit Agreement also contains customary events of default. Upon the occurrence and during the continuance of an event of default, the lenders may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The Company was in compliance with all of its debt covenants as of September 27, 2019.
The Company has unconditionally and irrevocably guaranteed the obligations of each of its subsidiaries in the event a subsidiary is named a borrower under the Revolving Credit Facility.
In addition to the Revolving Credit Facility, the Company has also entered into reimbursement agreements with various commercial banks to support the issuance of letters of credit.